Exhibit 10.4
AMENDMENT No. 7 TO AMENDED AND RESTATED
PURCHASE AGREEMENT DCT-021/03
This Amendment No. 7 to the Amended and Restated Purchase Agreement DCT-021/03, dated as of January 14, 2009 (“Amendment No. 7”) relates to the Amended and Restated Purchase Agreement DCT-021/03 (the “Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated June 13, 2006, as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 7 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 7 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.
Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 7 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 7 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 7 shall control.
WHEREAS, Embraer and Buyer have agreed to revise the Contractual Delivery Month of the Additional Aircraft and Option Aircraft.
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Additional Aircraft delivery schedule:
1.1 Article 1.2 of Attachment “E” to the Purchase Agreement shall be deleted and replaced by the following:
“1.2 Additional Aircraft, subject to confirmation by Buyer

Additional	Contractual Delivery
Aircraft #	Month	Block #
26**	**
27	**
28	**	**
29	**
30	**
31**	**
32	**
33	**	**
34	**
35	**
36**	**
37	**
38	**	**

Amendment No. 7 to the Amended and Restated Purchase Agreement DCT-021/03
**Confidential Treatment Requested.

Additional	Contractual Delivery
Aircraft #	Month	Block #
39	**
40	**
41**	**
42	**
43	**	**
44	**
45	**
46**	**
47	**
48	**	**
49	**
50	**
51**	**
52	**
53	**	**
54	**
55	**
56**	**	**
57	**
Buyer to provide confirmation to Embraer of its intention to purchase each block of Additional Aircraft (above identified as of Block **) ** before the Contractual Delivery Month of the first aircraft in each block of Additional Aircraft. The first aircraft of each block of Additional Aircraft **.”
2. Option Aircraft delivery schedule:
2.1 Article 2 of Attachment “E” to the Purchase Agreement shall be deleted and replaced by the following:
“2. Option Aircraft Delivery Schedule
Option Aircraft

Option
Aircraft #	Contractual Delivery Month
1	**
2	**
3	**
4	**
5	**
6	**
7	**
8	**
9	**
10	**
11	**
12	**
13	**
14	**

Amendment No. 7 to the Amended and Restated Purchase Agreement DCT-021/03
**Confidential Treatment Requested.

Option
Aircraft #	Contractual Delivery Month
15	**
16	**
17	**
18	**
19	**
20	**
3. Miscellaneous:
All other terms and conditions of the Purchase Agreement which are not specifically amended or modified by this Amendment No. 7 shall remain in full force and effect without any change.
IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 7 to Purchase Agreement to be effective as of the date first written above.

EMBRAER — Empresa Brasileira de Aeronáutica S.A.		US Airways Group, Inc.

By:	/s/ Artur Coutinho	By:	/s/ Thomas T. Weir

	Name: Artur Coutinho Title: Executive Vice President of		Name: Thomas T. Weir Title: Vice President and Treasurer

Industrial Operations

By:	/s/ Flavio Rimoli		Date: January 14, 2009

	Name: Flavio Rimoli Title: Executive Vice President and General Counsel		Place: Tempe, Arizona

Date: January 15, 2009
Place: Sao Jose Dos Campos, Brazil

Witness:	/s/ Carlos Martins Dutra Name: Carlos Martins Dutra	Witness:	/s/ David Lin Name: David Lin

Amendment No. 7 to the Amended and Restated Purchase Agreement DCT-021/03
**Confidential Treatment Requested.